Photograph of Unitrin Headquarters appears here.

Statements
Safe Harbor Statement
This presentation contains information that includes or is based upon forward-looking statements within the meaning of the federal securities laws. Forward-looking statements do not relate strictly to historical or current facts, but instead give expectations or forecasts of future events or the outcome of contingencies. Forward-looking statements are not guarantees of future performance and may turn out to be wrong, as they can be affected by inaccurate assumptions or by known or unknown risks and uncertainties that are difficult to predict;
accordingly, you are cautioned not to place undue reliance on such statements, which speak only as of the date of this presentation. The Company assumes no obligation to publicly correct or update any forward-looking statements as a result of subsequent events or developments.
You are advised to consult filings made by the Company with the Securities and Exchange
Commission and the Company’s website for further information on these subjects.
Non-GAAP Financial Measures
This presentation contains non-GAAP financial measures to analyze the company’s operating performance for the periods presented in this presentation.  Because Unitrin’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Unitrin’s non-GAAP financial measures to those of other companies.  For detailed disclosures on non-GAAP financial measures included in this presentation and their GAAP reconciliations, please refer to the discussion at the end of this presentation which is also posted on the Unitrin website at www.unitrin.com.

2005 – A Year of Challenges • Worst catastrophe year ever • Challenging industry environment • Increasingly competitive landscape • Low interest rate environment

2005 – And …
A Year of Successes
• Record total revenues and net income from
operations
• Consolidation of MLI personal lines into Unitrin
Kemper Auto and Home
• Catastrophic risk well managed
• Creation of Unitrin Business Insurance unit

Financial Highlights
($ Millions, except per share amount)
Change
2005 From 2004
Total Revenues 3,048 $ +   0.2%
Net Income 256       +   6.7%
Net Income Per Share 3.70      +   5.4%
Cash Provided from Operations 377       + 26.5%
Book Value Per Share 31.49    +   6.3%

$1.52 $2.71 $3.09 2003 2004 2005 Operating Earnings per Share * *Non-GAAP financial measure excluding net realized investment gains/losses and equity in net income/losses of Investee

7.7% 14.8% 14.3% 2003 2004 2005 Return on Adjusted Equity * *Non-GAAP financial measure defined as net income divided by beginning shareholders equity, excluding accumulated other comprehensive income

Financial Highlights – 1 st Quarter ($ Millions, except per share amount) 1st Qtr Change 2006 From 2005 Total Revenues 760 $ + 1.7% Net Income 66 - 2.8% Net Income Per Share 0.96 - 3.0%

Total Shareholder Returns
Since the Creation of Unitrin in April 1990
• Total Return – 479%
• Average Annual Return – 11.7%
• Cash Dividends - $1.4 billion
• Distribution of Curtiss-Wright - $0.2 billion
• Common Stock Repurchases - $1.5 billion

Unitrin’s Strengths
• Diversified business model
• Strong Balance Sheet
• Liquidity at parent company
level
• Technology
• Minor asbestos or
environmental exposure
Property & Casualty
Insurance
Life & Health
Insurance
Fireside Bank

Balanced Business Portfolio
Total 2005 Revenues - $3,048
Unitrin Kemper Auto
and Home
$994
Unitrin Specialty
$474
Unitrin Direct
$230
Unitrin Business Ins
$219
Life & Health Ins
$831
Fireside Bank
$221
Other
$22
Realized Gains
$57
(In Millions)

2005 Net Income - $256
All Businesses Contributed to Success
Unitrin Kemper Auto
and Home
$60
Unitrin Specialty
$31
Unitrin Direct
$3
Unitrin Business Ins
$16
Life & Health Ins
$60
Fireside Bank
$31
Unallocated Dividend
Income & Other
$18
(In Millions)
Realized Gains
$37

Property & Casualty Insurance

Property & Casualty Operations at a Glance
P&C Premium Revenues
$0
$500
$1,000
$1,500
$2,000
2002 2005
(In Millions)
$1,319
$1,917
73%
27%
84% Personal Lines
16% Business Insurance
• 40th largest P/C underwriter in the U.S. out of 965 total groups *
• A.M. Best financial strength rating: A (“Excellent”)
• 98.1% combined ratio in 2005
* Per A.M. Best – 2004 Net Written Premiums

All Businesses Contributed to Success
2005 Net Income
$60 million
23%
• 2002 acquisition of Kemper
• Preferred and standard personal
lines insurer
• Value proposition focuses on
agency relations and service
• Featured product is “Package
Plus” auto/homeowners
• Integration of MLI
• Significantly enhanced point-of-
sale-and-service technology
• Improving pricing segmentation
to broaden market

2005 Net Income
$31 million
12%
• Specialty auto insurer
• Introduction of expanded
WebRater application with
point-of-sale
• Commercial auto has CAGR
of 38.3% premium growth
over past 5 years
• State expansion planned in
2006
All Businesses Contributed to Success

2005 Net Income
All Businesses Contributed to Success
$3 million
• 2001 auto insurer start-up
• Diversified, direct-to-
consumer marketing (Direct
Mail, TV, Internet)
• Profitability achieved in 2005
• State expansion planned in
2006 – market reach of 75%
of U.S. population
1%

All Businesses Contributed to Success
2005 Net Income
$16 million
• Multi-Lines restructured in 2005
– UBI created as a stand–alone
commercial operation
• Marketing and underwriting
strategy has been completely
re-engineered
• Modernized policy
administration and claims
systems
• Completed a re-underwrite of
the book of business
6%

Life & Health Insurance

$69
$97
$92
$0
$20
$40
$60
$80
$100
2003 2004 2005
Operating Profit
Life & Health Insurance at a Glance
(In Millions)
• 92nd largest life insurance operation in the U.S. out of 490 total groups *
• Product distribution – 2,500 career agents and 250 exclusive independent agents
• Targets customers seeking basic protection – life, health, accident & fire insurance
* Per A.M. Best – 2004 Net Written Premiums

2005 Net Income
All Businesses Contributed to Success
$60 million
• Career Agency introduced a
new life insurance portfolio in
2005
• Career Agency completing
final consolidation of home
office operations
• Reserve National is
expanding its sales force
23%

Consumer Finance

Fireside Bank at a Glance
• Specializes in auto loans primarily for the purchase of pre-owned vehicles
• Currently purchasing loans from automobile dealers in 12 states
• One of the largest non-prime auto finance sources in California
$0
$5
$10
$15
$20
$25
$30
$35
1997 1998 1999 2000 2001 2002 2003 2004 2005
Fireside Net Income – in millions
$31

2005 Net Income
All Businesses Contributed to Success
$31 million
• Expanding nationwide at a
growth rate averaging 7%
annually, while targeting
ROE’s of 15% or higher
• Growing while exercising
prudent underwriting and risk-
based pricing
• Providing high levels of
service to our dealer
customers while maintaining
strong operating controls
• Eight years of uninterrupted
growth in top and bottom line
12%

2006 Priorities • Reduce catastrophe exposure • Profitable growth • Manage expenses

Photographs of hurricane damage appear here.

Reinsurance Significantly Reduced Hurricane Net
Losses
(In Millions, Pretax)
2005
Hurricane
Season
Gross Hurricane Losses and Assessments * 192
Reinsurance Recoveries (119)
Net Losses 73
Additional Reinsurance Premiums 7
Total Cost of Hurricanes 80 $
* Including Capitol County Mutual Fire Insurance Company

Catastrophe Management Objectives
• Secure higher reinsurance limits
• Reduce new and renewal business in
catastrophe prone markets
• File for rate changes to match risk expectations
• Modifying policy terms and conditions, i.e.,
deductibles, insured values, etc., where
appropriate

Property Catastrophe Reinsurance Programs Unitrin Kemper Auto and Home $160m xs $20m Career Agency Companies $90m xs $10m Unitrin Business Insurance Unitrin Specialty $36m xs $4m Unitrin Direct

Profitable Growth
• Expansion into new states – Unitrin Direct,
Unitrin Specialty, Reserve National and Fireside
Bank
• Improved ease of doing business for agents
• Continued roll out of sophisticated pricing
mechanisms
• Market UBI products to Unitrin Kemper Auto and
Home agents

Manage Expenses
Past and present efforts:
• Combination of Multi Lines and Unitrin
Kemper Auto and Home personal
lines
• Consolidation of Career Agency
operations
• Unitrin Business Insurance process
re-engineering
8,796
8,208
12/31/03 12/31/05
Staff reductions of nearly
600 in past two years

Photograph of Wall Street appears here.

$5,315
$6,009
$6,256
$6,622
2002 2003 2004 2005
Invested Assets *
$222
$232
$261
$282
2002 2003 2004 2005
Net Investment Income
(In Millions)
CAGR
7.6%
* Non-GAAP financial measure - Investee (Intermec) marked to market

Investment Portfolio Overview “Core” Fixed Income 61.7% Real Estate, Other 7.3% Northrop Grumman 10.4% Intermec * 6.5% Other Equities 6.2% Short Term 7.9% * At market value

Fixed Income and Short Term Ratings and Duration
Breakdown by Rating
Breakdown by Duration
Average Rating is AA+ Average Duration is 6.2 years
AAA  64%
AA 15%
A  14%
BBB  7%
<1 yr  18%
>10 yrs  16%
7-10 yrs  33%
3-5 yrs  8%
5-7 yrs  17%
1-3 yrs  8%

Corporate Investments
(In Millions)
Holding Gain
Fair Value Arising Fair Value
12/31/2004 Dispositions During Period 12/31/2005
Northrop Common Stock 430.3 $     (14.8) $      45.2 $          460.7 $
Northrop Preferred Stock 234.3 (8.6) 225.7
Baker Hughes Common Stock 48.4 (17.7) 18.0 48.7
Intermec Common Stock 320.1 107.7 427.8
Total Corporate Investments 1,033.1 $  (32.5) $      162.3 $        1,162.9 $

Capital Structure
3/31/06
Debt:
$325 million Revolver expiring 6/30/10 - $
5.75% Senior Notes due 7/1/07 299
4.875% Senior Notes due 11/1/10 199
Mortgage Note Payable 6
Total Debt 504
Shareholders' Equity 2,188
Total Capital 2,692 $
Debt to Total Capital 18.7%
(In Millions)

Capital Management
• Significant liquidity and ready access to capital
• Repurchased 1 million shares at a total cost of
$49 million in 2005
• Increased quarterly dividend ….. $0.44 per share
or 3.5% increase over 2005.

Photograph of Unitrin Headquarters appears here.

Non-GAAP Financial Measures
Non-GAAP Financial Measures
Unitrin uses the following non-GAAP financial measures to analyze the company’s operating performance.  Because Unitrin’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Unitrin’s non-GAAP financial measures to those of other companies.
1. Operating earnings per share excludes net realized investment gains/losses and equity in net income/losses of Investee.
2. Return on adjusted equity is equal to net income divided by beginning shareholders’ equity, excluding accumulated other comprehensive income.
3. Invested Assets includes the difference between the fair value of the company’s investment in Investee (Intermec) and the carrying value.

	2003	2004	2005
Non -GAAP Measure:
Operating Earnings Per Share	$1.52	$2.71	$3.09
Per Share Adjustments to Non-GAAP Measure:
Net Income from Realized Investment Gains	0.33	0.75	0.53
Net Income from Equity in Net Income (Loss) of Investee	(0.02)	0.05	0.08
GAAP Measure:

Net Income Per Share	$1.83	$3.51	$3.70

2003-2005
CAGR:
Non-GAAP Measure:
Operating Earnings Per Share	42.6%

GAAP Measure:
Net Income Per Share	42.2%

The Company’s Operating Earnings excludes Net Income from Realized Investment Gains because realized gains or losses typically occur from holding investments over several years. When a gain or loss is recognized it can distort net income for a particular year. Accordingly, the Company excludes such gains or losses when measuring operations. The Company excludes Net Income from its Investee when measuring operations because it does not manage the operations of the investee.

(Dollars in Millions)	2003	2004	2005
GAAP Measure:
Net Income	$123.6	$240.2	$255.5
Divided by:
Shareholders’ Equity at Beginning of Year	$1,802.4	$1,818.9	$2,038.7

Return on Equity	6.9%	13.2%	12.5%

Non-GAAP Measure:
Net Income	$123.6	$240.2	$255.5
Divided by:
Shareholders’ Equity at Beginning of Year, Excluding Accumulated Other Comprehensive Income	$1,606.1	$1,624.4	$1,789.1

Return on Equity, Excluding Accumulated Other Comprehensive Income	7.7%	14.8%	14.3%

Reconciliation of Non-GAAP Measure:
Non-GAAP Measure:
Shareholders’ Equity at Beginning of Year, Excluding Accumulated Other Comprehensive Income	$1,606.1	$1,624.4	$1,789.1
Adjustment to Non-GAAP Measure:
Accumulated Other Comprehensive Income	196.3	194.5	249.6

GAAP Measure:
Shareholders’ Equity at Beginning of Year	$1,802.4	$1,818.9	$2,038.7

This Non-GAAP measure is used to measure the Company’s Return on Equity on a Realized Basis. The Company’s Net Income, as reported for GAAP, does not include net unrealized gains on its investments, whereas Shareholders’ Equity, as reported for GAAP, includes such net unrealized gains. Accordingly, the Company excludes Accumulated Other Comprehensive Income from Shareholders’ Equity in calculating its non-GAAP measure Return on Equity so that both the numerator and denominator are both on a Realized Basis.

(Dollars in Millions)	2002	2003	2004	2005
GAAP Measure:
Total Investments	$5,304	$5,783	$6,008	$6,275
Adjustment to Non-GAAP Measure:
Market Value of Investee in Excess of Carrying Value	11	226	248	347

Non GAAP Measure:
Invested Assets, As Adjusted	$5,315	$6,009	$6,256	$6,622

2002-2005
CAGR:
GAAP Measure:
Total Investments	5.8%

Non-GAAP Measure:
Invested Assets, As Adjusted	7.6%

The common stock of the Company’s investment in its investee (Intermec) is publicly traded on the New York Stock Exchange. Accordingly, there is a readily determined market value for the Company’s investment. The Company believes that equity method of accounting does not fully recognize the change in the value of this investment. Accordingly, the Company marks this investment to market when analyzing the performance of its investment portfolio.